Exhibit 99.1
Canaccord Genuity Global Energy Conference November 30, 2010

2 This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

3 Endeavour At A Glance Focused on growth through lower risk development activities Growing cash flow from production ramp-up Fully funded for capital expenditures Proven ability to capture high returns on capital deployed Balanced Strategy Oil and Gas UK and US exposure Short and long-term production opportunities Near-Term Catalysts Bacchus - UK West Rochelle extension - UK Rochelle field development plan - UK Low cost US expansion Significant Upside Value Stock trading at 33% of NAV Net Asset Value = $31 - $36 per share Potential Cash Flow in 2014 = $64 - $91 per share

4 The Endeavour Portfolio of Assets Strategic move into US is working well Significant US position in unconventional shale plays Excellent results to date Active drilling program in progress Valuable development projects in the UK North Sea West Rochelle - announced appraisal success on October 28, 2010 Announced the purchase of an additional 20% interest in Bacchus, a proven near-term oil play Recent production approaching 5,000 BOEPD pace (~50% US) Strong cash position to pursue development growth Endeavour Acreage Endeavour Production Endeavour Developments United Kingdom United States

5 Year-to-Year Reserve Replacement Source: Netherland, Sewell & Associates 2009 reserve replacement is 980% on 2P basis Extensions, discoveries and upward revisions to prior estimates and purchases added 13.7 MMBOE during 2009, primarily as a result of: Bacchus discovery maturing to development status Better than expected performance from several producing properties US reserves continue to grow *Proforma adjusted for disposition of Norway subsidiary **December 2010 estimated 2P reserves reduced 13 MMBOE in Cygnus asset sale and subject to the completion of the Bacchus transaction for 3.5MM BOE. Cygnus Bacchus Year-End Estimate

Potential Production Growth 6 Existing Portfolio Has the Potential to Deliver Rapid Production Growth 2009 2015

7 Endeavour Assets - US Portfolio

Shale Gas Plays are lower cost & more sustainable 8 "Breakeven" defined as realized wellhead price where NPV10% = 0 (ROR = 10%) Source: BENTEK Energy LLC END Project Areas

Haynesville Shale and Cotton Valley Sand Plays 50% joint venture in 19,000 gross acres (8,000 net to END) 200 + future horizontal drilling locations Avg Well Cost: $ 8-9 million gross Avg EUR per Well: 7-8 BCF gross Six wells currently in progress One Haynesville drilling One Cotton Valley well drilling Two Haynesville wells completing Two Haynesville wells waiting on completion 9 END Project Areas

Very robust industry well results from Haynesville Shale 14,300 gross acres (6,000 net to END) in the most prolific La. side of the Haynesville play First three wells at Woodardville are outstanding successes Average IP over 21 MMCFD Multiple other Woodardville development locations exist One rig program with Cohort for remainder of 2010 Minority interest in additional outside operated wells Horizontal Bossier Shale has additional potential Strong Haynesville Results in Louisiana 10

Woodardville Field - Decline Curves 11 Petrohawk 7.5 BCF EUR Type Curve Our wells are beating the Petrohawk type curve!

Central Pennsylvania Marcellus Shale Gas Play 12 50% joint venture in 40,000 gross acres (18,000 net to END) 300+ future drilling locations All Cohort operated END prospects are well situated Proximity to East Coast markets yields price premiums, steady demand for production Initial drilling at Daniel Prospect in Cameron County Results consistent with reported industry results Two additional horizontal wells to be drilled in 4Q 2010

Marcellus – Strong area results reported

Endeavour

- Solid well results in areas surrounding primary acreage block in Cameron County
  - St. Mary's - Excellent well result immediately to the north
  - Ultra - High IP's reported in eastern Potter County along geologic strike
  - EOG/Seneca JV - Multiple wells, particularly in Punxutawney, with IP's of 1 – 4 mmcf/d
- Cohort/END Pardee & Curtin Lumber Co. C-9H tested an initial rate of 2.6 mmcf/d
- Cameron County less densely drilled to date, due to dominant Cohort/END position and significant presence of State of Pennsylvania acreage


SME Potato Creek #3H
IP 11mm/d
Ultra Petroleum
Multiple wells, 6.5 – 12mm/d
EOG Punxsutawney
Multiple wells, 1 - 4mm/d
Warren
McKean
Potter
Tioga
Forest
Cameron
Elk
DANIEL PROSPECT
Clinton
Lycoming
Jefferson
Clearfield
Centre
Union
50ft
100ft
150ft

Isopach Marcellus Shale, contour interval = 50', modified from USGS


END
EOG
St. Mary's
Ultra
PGE/Exxon

13

Alabama Frontier Shale Gas Play 14 50/50 joint venture "First Mover" position in frontier play Working interest in 160,000 gross acres (63,000 net to END) Up to 400 potential drilling locations First vertical pilot tests drilled, cored, and being analyzed Possible horizontal re-entries in the first half of 2011 Low cost of entry

Montana Frontier Shale Oil Play 25% joint venture with two independent Montana producers 300,000+ gross acres primarily in Garfield and Rosebud Counties (75,000 net to END) Frontier shale oil play Mississippian Heath formation Multiple targets 900 potential drilling locations Nominal cost of entry 15

Heath Shale Oil Play Activity A proven petroleum system ~ 137 MMBO cumulative production (Heath sourced) Continuous resource play, high total organic carbon, measured oil content and light oil Significant industry activity - 6 wells planned for 2010, early 2011 2 - 3 joint venture pilot wells in mid 2011 Operators: END Project Area Central Montana Resources Cirque Cabot Heath-sourced oil fields 16 Heath Fairway outline

Endeavour Assets - UK North Sea 17 Rubie Renee Current Production Development Projects

18 Current North Sea Developments Name Current Working Interest Estimated Reserves (gross) Development Plan First Production Bacchus* 30.0% 15 - 30 MMBOE FDP Approved. Three well sub-sea tieback to Forties Alpha. 1H '11 Greater Rochelle 55.6% 50 - 70 MMBOE FDP filed. West Rochelle appraisal success announced in October 2010. 2H '12 Columbus 25.0% 100 - 140 BCF FDP filed. Agreement reached with BG for bridge linked platform to Lomond. Late 2012 UK focused on turning on near-term oil and gas production * On 11/23/10 END announced it will acquired an additional 20% in Bacchus, bring the total WI to 30%

19 Bacchus Development - UK Block 22/6a Bacchus 6 km Operator: Apache 50% Partners: Endeavour 30%* First Oil 20% FDP: Approved June 2010 Online: 2011 Discovery well 22/6a-14 was drilled in 2005, followed by a down dip sidetrack 22/6a-14Z, which tested at 1000 BOPD from upper part of the reservoir. In 2006, 22/6a-15 was drilled in the water leg in the eastern area. A three well subsea development tied back to Forties is planned. Subsurface technical evaluation is ongoing and we are awaiting commercial offers from Forties. The project has been sanctioned and first oil is expected in first half 2011. *11/23/10 END announced it had signed an agreement to purchase an additional 20% interest in Bacchus bring the total working interest to 30%.

Rochelle Development - UK Block 15/27 15/27-11 15/27-9 20 R-Blocks Focus Area Operator: Endeavour 55.615% Partner: Nexen 44.385% FDP Filed: December 2009 Online: 2012 Rochelle was successfully appraised up dip of discovered hydrocarbons in 15/27-9. The discovery was made in a four- way dip structure containing Lower Cretaceous sandstone within the R Block focus area. Gas and oil were logged, sampled and pressure tested in the 15/27-11 appraisal well. A drill stem test in the gas leg flowed at a rate of 41 MMCFPD and 2,300 BCPD from perforations in the upper 20 feet of a 77 feet hydrocarbon column. The development is being managed to achieve production in 2012. Exploration well in progress at West Rochelle, block 15/26c.

West Rochelle - Significant Rochelle Expansion Potential 10km N West Rochelle 21 Exploration well 15/26b-M spudded Q3 2010 Endeavour retains 50% of 15/26c Fully carried for cost of appraisal well Could add significant reserves to Rochelle development October 2010 announced drilling success that extends the Greater Rochelle area

Columbus Development – UK Block 23/16f

Endeavour

Operator:	Serica 50%
Partners:	Endeavour 25%
	EOG 25%
FDP:	Filed October 2008
Online:	2012

Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank of the Magellan structure. The prospect was identified using seismic far offset amplitudes that imaged a gas reservoir and its basal flat spot. The partners have reached an agreement with BG to develop a bridge linked platform and subsea facilities to the Lomond platform. Negotiations to agree on the terms of use for the Lomond platform as a processing host and export point for Columbus produced fluids are at an advanced stage. We expect to file an updated FDP in late 2010. The on-block reserves are approximately 100 BCF gross.


Columbus
Focus
Area


16g
Mortimer
Livingstone
Mungo
23/16f
12
2
12Z
11
Columb
us
Magellan
Lomond
5 Km
Pipeline
Main Prospects
Gas Condensate Field
Gas Field
Oil Field
Serica Blocks


23/16f-12
23/16f-12z
23/16f-11
Core
North
East Upside
South Upside

22

23 Outstanding Portfolio Management Inception to Date Cash Flow through June 30, 2010 Purchase Price Capital Deployed has Achieved Excellent Returns 82% Return 644% Return 379% Return * * This does not include the Great Rochelle development which is scheduled for 2012.

24 Capital Structure

25 Estimated Valuation Range

26 Balanced strategy with experienced global team in place - UK North Sea and US Onshore US portfolio success gives attractive near-term production growth Significant value exists in UK assets Increased working interest in Bacchus Greater Rochelle keeps growing Fully funded for growth Disciplined management with proven ability to capture high returns on capital deployed Multiple channels to grow company Develop US portfolio Development and exploitation of major UK assets Large cash flow potential from existing portfolio Key Take Aways

27 Endeavour Contact Information Endeavour International Corporation 1001 Fannin Street, Suite 1600 Houston, TX 77002 713.307.8700 Endeavour Energy UK Limited 114 St. Martin's Lane London WC2N 4BE England +44.0.207.451.2350 www.endeavourcorp.com Investor Contact: Mike Kirksey Darcey Matthews Chief Financial Officer Director of Investor Relations 713.307.8788 / +44.207.451.2381 713.307.8711 mike.kirksey@endeavourcorp.com darcey.matthews@endeavourcorp.com